LIBERTY GROWTH STOCK FUND

                           Supplement to Prospectuses
                             Dated February 1, 2003

         The section MANAGING THE FUND; PORTFOLIO MANAGER is revised in its entirety to read as follows:

Erik P. Gustafson, a senior vice president of Stein Roe, has managed the Fund since 1994. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.



755-36/354N-0303                                                  March 25, 2003